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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

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                                   FORM 8-K

                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

                               February 16, 2000
               Date of Report (Date of earliest event reported)

                               THE LIMITED, INC.
            (Exact name of registrant as specified in its charter)

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          Delaware               1-8344                31-1029810
      (State or other         (Commission            (IRS Employer
        jurisdiction           File no.)          Identification No.)
     of incorporation)

                             Three Limited Parkway
                                 P.O. Box 1600
                              Columbus, OH 43230
                                (614) 479-7000
                   (Address of principal executive offices)


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Item 5. Other Events.

               On February 16, 2000, The Limited, Inc. (the "Company") issued a press release announcing a change in accounting relating to gift certificates, store credits and layaway sales. The Company, which has not been contacted by the Securities and Exchange Commission ("SEC"), chose to address this matter after the issuance of SEC Staff Accounting Bulletin No. 101, "Revenue Recognition in Financial Statements."

          The press release is attached hereto as Exhibit 99 and is incorporated in its entirety herein by reference. See "Index to Exhibits."

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

          The Index to Exhibits at page E-1 is incorporated herein by reference.

                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   THE LIMITED, INC.

                                   By: /s/ V. Ann Hailey
                                      ------------------------
                                      V. Ann Hailey
                                      Executive Vice President and
                                      Chief Financial Officer

Dated: February 16, 2000
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                               INDEX TO EXHIBITS


Exhibit
Number                             Description
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99.            Press Release issued by The Limited, Inc. on February 16, 2000

99.1           Impact of Accounting Change on Adjusted EPS

99.2           Adjusted Condensed Income Information


                                      E-1